BE ACTIVE HOLDINGS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
UNAUDITED

	BE ACTIVE HOLDINGS, INC	BE ACTIVE BRANDS, INC.
	f/k/a Super Light, Inc.
					Pro Forma	December 31, 2012
Assets	December 31, 2012 (a)	December 31, 2012	(b)	Notes	Adjustments	Pro Forma

Current assets
Cash and cash equivalents	$9,225	$6,452				$6,452
				(1)	(9,225)
Accounts receivable		36,157				36,157
Inventory		276,644				276,644
Prepaid expenses and other assets		7,297		(4)	(6,637)	660
Total current assets	9,225	326,550				319,913

Property and equipment, net		677				677

Total assets	$9,225	$327,227				$320,590

Liabilities and stockholders' deficiency

Current liabilities

Accounts payable	$15,566	$248,363		(1)	(15,566)	$248,363
Note payable		50,000				50,000
Accrued expenses and taxes		57,384				57,384
Due to officers	380	584,789		(1)	(380)	584,789

Total current liabilities	15,946	940,536				940,536

Mandatory convertible debt		393,663		(3)	(393,663)	0

Stockholders' deficiency
Preferred stock
Common stock	11,116			(3)	207	5,243
				(2)	2,950

				(1)	(9,030)

				(4)	(6,637)
Additional paid-in capital	51,840	1,499,000		(3)	393,456	1,880,783
				(2)	1,496,050

				(2)	(1,499,000)
				(1)	(53,926)

Accumulated deficit	(69,677)	(2,505,972)		(1)	69,677	(2,505,972)
Total stockholders' deficiency	(6,721)	(1,006,972)				(619,946)

Total liabilities and stockholders' deficiency	$9,225	$327,227				$320,590

Notes to Proforma Financial Information

(a) Derived from audited financial statements for Be Active Holdings, Inc. ("Company")
(b) Derived from audited fiancial information for Be Active Brands, Inc. ("Brands")
(1) Cancellation of 90,304,397 shares of the Company's common stock and transfer of all pre-merger assets and liabilities to a former officer and director
(2) Conversion of Brands' Class A and Class B shares to 29,502,750 shares of common stock
(3) An aggregate of $385,000 of bridge notes, plus interest of $8,663, of Brands converted into the Private Placement at a per Unit price of $0.19.
(4) Reclassify deferred offering costs to paid-in capital

BE ACTIVE HOLDINGS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
UNAUDITED

	BE ACTIVE HOLDINGS, INC	BE ACTIVE BRANDS, INC.
	f/k/a Super Light, Inc.					Proforma
	Year Ended	Year Ended			Proforma	Year Ended
	December 31, 2012 (a)	December 31, 2012	(b)	Notes	Adjustments	December 31, 2012

Net Sales	$85,300	$1,028,729		(1)	(85,300)	$1,028,729
Cost of goods sold	54,000	1,123,029		(1)	(54,000)	1,123,029

Gross Profit (Loss)	31,300	(94,300)			(31,300)	(94,300)

Operating expenses:
Selling expenses		241,513				241,513
General and administrative	37,656	584,299		(1)	(37,656)	584,299
Depreciation and amortization expense		455				455

Total Operating Expenses	37,656	826,267		(1)	(37,656)	826,267

Net operating income (loss)	(6,356)	(920,567)		(1)	6,356	(920,567)

Other Expenses
Interest expense, net		(17,560)				(17,560)
Miscellaneous	238	(106)		(1)	(238)	(106)
Total Other Income (Expense)	238	(17,666)			(238)	(17,666)

Net Income (Loss)	$(6,118)	$(938,233)			6,118	$(938,233)

Loss Per Common Share:
Loss per common share - Basic and Diluted	$ *					$(0.02)

Weighted average common
shares outstanding - basic and diluted	126,076,019					52,425,997

*  Less than $0.01, per share

Notes to Proforma Financial Information

(a) Derived from audited financial statements for Be Active Holdings, Inc. ("Company")
(b) Derived from audited fiancial information for Be Active Brands, Inc. ("Brands")
(1) Cancellation of 90,304,397 shares of the Company's common stock and transfer of all pre-merger assets and liabilities to a former officer and director.

Item 9.01(b)

Pro forma Financial Information (Unaudited)

The unaudited pro forma consolidated balance sheet and statement of operations of Be Active Holdings, Inc. (Company) for the year ended December 31, 2012 has been prepared to reflect the merger of Be Active Holdings, Inc. (f/k/a Super Light, Inc.) and Be Active Brands, Inc. as if the merger had occurred on January 1, 2012.  The actual Merger was effective January 9, 2013.

This unaudited pro forma consolidated balance sheet and results of operations have been prepared for comparative purposes only and may not be indicative of the results that would have occurred if the Company had completed the Merger at an earlier date or the results that will be attained in the future.  The pro forma balance sheet and statement of operations should be read in conjunction with the financial statements of the Company, as of December 31, 2012 and for the year then ended, included in the Form 10-K for 2012 and the financial statements of Be Active Brands, Inc. as of December 31, 2012, included in this Form 8-K/A2.